                             AMENDMENT TO LEASE

          This AMENDMENT TO LEASE ("Amendment") is made and entered into effective as of September 30, 1999, by and between Telecom Center LA, LLC, a Delaware limited liability company ("LANDLORD"), and Universal Access, an Illinois corporation ("TENANT").

                            R E C I T A L S :

          A. Landlord and Tenant entered into that certain Office Lease dated March 31, 1999 (the "LEASE"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain "Premises", as described in the Lease, and known as Suite 1001 on the tenth (10th) floor of the office building located at 530 W. 6th Street, Los Angeles, California (the "BUILDING")

          B. Except as otherwise set forth herein, all capitalized terms used in this Amendment shall have the same meaning gives such terms in the Lease.

          C. Landlord and Tenant desire to amend the Lease to, among other things, (i) confirm the commencement and expiration dates of the Lease Term, and (ii) revise the number of rentable square feet within the Premises, all as hereinafter provided.

                         W I T N E S S E T H :

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. CONFIRMATION OF DATES. The parties hereby confirm that (a) Landlord has performed all work required to be performed by Landlord pursuant to the Tenant Work Letter attached to the Lease, (b) the Lease Term for the Lease commenced as of July 29, 1999 (the "LEASE COMMENCEMENT DATE") for a term of ten (10) years ending on July 28, 2009 (the "LEASE EXPIRATION DATE") (unless sooner terminated or extended as provided in the Lease) and (c) in accordance with the Lease, Base Rent has commenced to accrue according to the following schedule:


---------------------------------------------------------------------------------------------
                                                                     ANNUAL
MONTH OF LEASE                                                     RENTAL RATE     BASE RENT
    TERM         ANNUAL BASE RENT        MONTHLY BASE RENT       PER SQUARE FOOT    CREDIT
---------------------------------------------------------------------------------------------
    1 - 12         $176,568.00              $14,714.00                $21.00           N/A
   13 - 24         $181,865.04              $15,155.42                $21.63           N/A
---------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                                                                     ANNUAL
MONTH OF LEASE                                                     RENTAL RATE     BASE RENT
    TERM         ANNUAL BASE RENT        MONTHLY BASE RENT       PER SQUARE FOOT    CREDIT
---------------------------------------------------------------------------------------------
   25 - 36          $187,320.99             $15,610.08                $22.28            N/A
   37 - 48          $192,940.62             $16,078.39                $22.95            N/A
   49 - 60          $198,728.84             $16,560.74                $23.64            N/A
   61 - 72          $204,690.70             $17,057.56                $24.34            N/A
   73 - 84          $210,831.43             $17,569.29                $25.08            N/A
   85 - 96          $217,156.37             $18,096.36                $25.83            N/A
   97 - 108         $223,671.06             $18,639.25                $26.60            N/A
   109 - 120        $230,381.19             $19,198.43                $27.40            N/A
---------------------------------------------------------------------------------------------


     2. GENERATOR MAINTENANCE FEE. Pursuant to Section 6.2 of the Lease, the Generator Maintenance Fee to be paid by Tenant in the amount of Three Hundred Sixty and No/100 Dollars ($360.00) per month commenced as of the Lease Commencement Date.

     3. Tenant has prepaid the first monthly installment of Base Rent, and all other rent checks (including those due and owing for Base Rent and the Generator Maintenance Fee for the months of July, August and September, 1999) should be made payable to:

                    Telecom Center LA
                    c/o JMA Properties, Inc.,
                    10080 N. Wolfe Road, SW3-260
                    Cupertino, CA 95014.

     4. SQUARE FOOTAGE OF PREMISES. The exact number of rentable square feet within the Premises is 8,408.

     5. TENANT'S SHARE. Tenant's Share (as that term is defined in the Lease) is 5.28%

     6. NO FURTHER MODIFICATION. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

     7. ATTORNEYS' FEES. Should any dispute arise among the parties hereto or the legal representatives, successors and assigns concerning any provision of this First Amendment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to recover reasonable attorneys' fees and legal costs in connection with such dispute.

     8. COUNTERPARTS. This First Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this First Amendment, and all such counterparts together shall constitute one and the same First Amendment.

     IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

         "Tenant"                             "Landlord"

UNIVERSAL ACCESS, an Illinois           TELECOM CENTER LA, LCC,
corporation,                            a Delaware limited liability company

By: /s/ Ken Napier                      By: JMA Properties, Inc., a California
   --------------------------               corporation, Its: Manager
   Name: Ken Napier
   Title: EVP Operations               By: /s/ Arthur K. Chapman
                                           -------------------------------
                                           Arthur K. Chapman, President


                                      -3-